SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2013

NIGHTCULTURE, INC.
(Exact name of registrant as specified in Charter)

Nevada	0-49648	73-1554122
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6400 Richmond Avenue
Houston, Texas 77057
(Address of Principal Executive Offices)(Zip Code)

832-535-9070
(Issuer Telephone number)

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

Item 7.01  Regulation FD Disclosure.

On March 11, 2013, NightCulture, Inc. issued a press release providing selected financial results for its subsidiary, Stereo Live, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, and such information and exhibit shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934 or under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

 (d)   Exhibits

Exhibit No.:	Description:

99.1	Press Release, dated March 11, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTCULTURE, INC.

Dated: March 11, 2013	By:	/s/ Michael Long
Michael Long
President

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